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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         March 14, 2000
                                                --------------------------------

                           FRISCH'S RESTAURANTS, INC.
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             (Exact name of registrant as specified in its charter)

                                      OHIO
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         (State or other jurisdiction of incorporation or organization)

          1-7323                                     31-0523213
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  (Commission File Number)               (I.R.S. Employer Identification No.)

 2800 GILBERT AVENUE, CINCINNATI, OHIO                  45206
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code          513-961-2660
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Item 5.  Other Events.

         See attached press release.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 FRISCH'S RESTAURANTS, INC.
                                                 -------------------------
                                                       (registrant)


DATE    March 20, 2000
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                                                 BY     /s/ DONALD H. WALKER
                                                   -------------------------
                                                          Donald H. Walker
                                                    Vice President - Finance and
                                                     Principal Financial Officer


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Company Contact:
Donald H. Walker                               Bill Roberts, CTC
Vice President-Finance and CFO                 (937) 434-2700
Frisch's Restaurants, Inc.                     Ken Paneral, CTC
(513) 559-5202                                 (847) 729-8521

FOR IMMEDIATE RELEASE

      Frisch's Restaurants, Inc. Announces Plan to Divest Hotel Operations

Cincinnati, OH--March 14, 2000--Frisch's Restaurants, Inc. (Amex: FRS) announced today that its Board of Directors has authorized management to develop a plan to divest the Company's Clarion Riverview Hotel and the Quality Central Hotel.

"After considerable evaluation of our hotel operations, our board of directors has determined that it is in the best interest of the Company to focus on our core restaurant businesses," stated Craig F. Maier, President and Chief Executive Officer. "We have taken every measure to maximize the returns on our award winning hotel properties, including the renovation and re-flagging of the Riverview Hotel to penetrate a more upscale market. We are proud of the accomplishments we have achieved with our hotels, but saw that they would not realize the returns we are generating from our restaurants."

Maier further commented that the Company will initially use the proceeds from the sale of the hotels to repay debt and ultimately reinvest the funds in its Big Boy and Golden Corral restaurants concepts. Book value of the two hotels is approximately $14,000,000. The Company expects to receive at least that amount net of expenses on the transaction.

Frisch's Restaurants, Inc. operates 88 family-style restaurants under the name of Frisch's Big Boy in Indiana, Kentucky and Ohio and licenses another 38 restaurants to other Big Boy operators. The Company also operates five Golden Corral restaurants and intends to own and operate 25 in the Cincinnati, Louisville and Dayton markets. In addition, the Cincinnati-based Company operates two high-rise hotels with banquet facilities and dining rooms in metropolitan Cincinnati. Frisch's has recorded positive net earnings for all 39 years the Company has been public and declared its 157th consecutive quarterly cash dividend today.

Statements contained in this press release which are not historical facts are forward looking statements as that item is defined in the Private Securities Litigation Act of 1995. Such forward looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission.